                                                                    Exhibit 3.89

                                STATE OF FLORIDA

                            ARTICLES OF INCORPORATION
                                       OF
                                TOLL FL GP CORP.


         FIRST: THE CORPORATE NAME THAT SATISFIED THE REQUIREMENTS OF SECTION
607.0401 IS:

                  Toll FL GP Corp.

         SECOND: THE STREET ADDRESS OF THE INITIAL PRINCIPAL OFFICE AND, IF DIFFERENT, THE MAILING ADDRESS OF THE CORPORATION IS:

                  3103 Philmont Avenue, Huntingdon Valley, PA 19006

         THIRD: THE NUMBER OF SHARES THE CORPORATION IS AUTHORIZED TO ISSUE IS:

                  1,000 common shares, $1.00 par value

         *FOURTH: (a) IF THE SHARES ARE TO BE DIVIDED INTO CLASSES, THE DESIGNATION OF EACH CLASS IS:

                      N/A
         -----------------------------         -----------------------------

         -----------------------------         -----------------------------

         -----------------------------         -----------------------------

         (b) STATEMENT OF THE PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS IN
RESPECT OF THE SHARES OF EACH CLASS:    N/A

      CLASS                    PREFERENCES                  LIMITATIONS              RELATIVE RIGHTS
      -----                    -----------                  -----------              ---------------

------------------          ------------------          ------------------          ------------------

------------------          ------------------          ------------------          ------------------

         *FIFTH: (a) IF THE CORPORATION IS TO ISSUE THE SHARES OF ANY PREFERRED OR SPECIAL CLASS IN SERIES, THE DESIGNATION OF EACH SERIES IS:

                      N/A
         -----------------------------         -----------------------------

         -----------------------------         -----------------------------

         -----------------------------         -----------------------------

(*Optional)

(FLA - 1959 - 7/14/93)

         (b) STATEMENT OF THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES AS BETWEEN SERIES INSOFAR AS THE SAME ARE TO BE FIXED IN THE ARTICLES OF
INCORPORATION:   N/A

      SERIES                  RELATIVE RIGHTS               PREFERENCES
      ------                  ---------------               -----------

------------------          ------------------          ------------------

------------------          ------------------          ------------------

         (c) STATEMENT OF ANY AUTHORITY TO BE VESTED IN THE BOARD OF DIRECTORS TO ESTABLISH SERIES AND FIX AND DETERMINE THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN SERIES:

                      N/A
         -------------------------------------------------------------------

         -------------------------------------------------------------------

         -------------------------------------------------------------------

         SIXTH: PROVISIONS GRANTING PREEMPTIVE RIGHTS ARE:

                           N/A

         SEVENTH: PROVISIONS FOR THE REGULATION OF THE INTERNAL AFFAIRS OF THE CORPORATION ARE:

                           N/A

         EIGHTH: THE STREET ADDRESS OF THE INITIAL REGISTERED OFFICE OF THE CORPORATION IS C/O C T CORPORATION SYSTEM, 1200 SOUTH PINE ISLAND ROAD, CITY OF PLANTATION, FLORIDA 33324, AND THE NAME OF ITS INITIAL REGISTERED AGENT AT SUCH ADDRESS IS C T CORPORATION SYSTEM.

         *NINTH: THE NUMBER OF DIRECTORS CONSTITUTING THE INITIAL BOARD OF DIRECTORS OF THE CORPORATION IS __________, AND THE NAMES AND ADDRESSES OF THE PERSONS WHO ARE TO SERVE AS DIRECTORS UNTIL THE FIRST ANNUAL MEETING OF SHAREHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED AND SHALL QUALIFY ARE:



(FLA - 1959)

         TENTH: THE NAME AND ADDRESS OF EACH INCORPORATOR IS:

                                 Elizabeth Beavers
                                 3103 Philmont Ave.
                                 Huntingdon Valley, PA  19006

         THE UNDERSIGNED HAS (HAVE) EXECUTED THESE ARTICLES OF INCORPORATION

         THIS 9TH DAY OF NOVEMBER, 1994.

                                                Elizabeth Beavers
                                    --------------------------------------------
                                                 SIGNATURE/TITLE
                                         Elizabeth Beavers, Incorporator


                                    --------------------------------------------
                                                 SIGNATURE/TITLE


                                    --------------------------------------------
                                                 SIGNATURE/TITLE

         ACCEPTANCE BY THE REGISTERED AGENT AS REQUIRED IN SECTION 607.0501 (3)
F.S.: C T CORPORATION SYSTEM IS FAMILIAR WITH AND ACCEPTS THE OBLIGATIONS PROVIDED FOR IN SECTION 607.0505.

                                    C T CORPORATION SYSTEM


DATED:   November 8, 1994           BY           Domenic A. Borriello
                                       -----------------------------------------

                                    BY           Domenic A. Borriello
                                       -----------------------------------------
                                                (TYPE NAME OF OFFICER)

                                                 Assistant Secretary
                                       -----------------------------------------
                                                  (TITLE OF OFFICER)







(FLA - 1959)

                                      -3-